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                                                                       Exhibit C
                          AGREEMENT RE JOINT FILING OF
                                  SCHEDULE 13D
                                  ------------

The undersigned hereby agrees as follows:

     (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

     (ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Dated:  February 6, 1998

                          U.S. AGGREGATES, INC.

                          By:        /s/ Michael J. Stone
                               -----------------------------------------------
                          Print Name:  Michael J. Stone
                          Its:  Executive Vice President

                          GOLDER, THOMA, CRESSEY, RAUNER FUND IV, L.P.
                          By:  GTCR IV, L.P., its General Partner
                          By:  GOLDER, THOMA, CRESSEY, RAUNER, INC.,
                          its General Partner

                          By:         /s/ Bruce V. Rauner
                               -----------------------------------------------
                          Print Name:  Bruce V. Rauner
                          Its:  General Partner

                          GTCR IV, L.P.
                          By:  GOLDER, THOMA, CRESSEY, RAUNER, INC.,
                          its General Partner

                          By:         /s/ Bruce V. Rauner
                               -----------------------------------------------
                          Print Name:  Bruce V. Rauner
                          Its:  General Partner

                          GOLDER, THOMA, CRESSEY, RAUNER, INC.,

                          By:         /s/ Bruce V. Rauner
                               -----------------------------------------------
                          Print Name:  Bruce V. Rauner
                          Its:  Genera